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                                                                    EXHIBIT 99.1


 CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT
         TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


         I, Richard Henry, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge, the Annual Report of AP Henderson Group on Form 10-K for the fiscal year ended December 31, 2002 fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report fairly presents in all material respects the financial condition and results of operations of AP Henderson Group.



                                     By:/S/ RICHARD HENRY
                                        --------------------------------------
                                        Richard Henry, Chief Executive Officer


         I, Richard Henry, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge, the Annual Report of AP Henderson Group on Form 10-K for the fiscal year ended December 31, 2002 fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report fairly presents in all material respects the financial condition and results of operations of AP Henderson Group.



                                    By: /S/ RICHARD HENRY
                                        --------------------------------------
                                        Richard Henry, Chief Financial Officer